BLACKROCK CAPITAL APPRECIATION FUND, INC.

(the “Fund”)

Supplement dated May 20, 2019

to the Prospectuses of the Fund, dated January 28, 2019

Effective immediately the Fund’s Prospectuses are amended as follows:

The section of the Fund’s Prospectuses entitled “Details About the Fund—How the Fund Invests—Other Strategies” is amended to add the following investment strategies:

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Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

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Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

The list of certain other risks associated with the Fund’s investments and investment strategies in the section of the Fund’s Prospectuses entitled “Details About the Fund—Investment Risks—Principal Risks of Investing in the Fund” is amended to add the following investment risks:

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Shareholders should retain this Supplement for future reference.

ALLPRO-CAPAP-0519SUP